Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Reach Financial, LLC 180 Maiden Lane, Suite 2801 New York, New York 10038

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Reach ABS 2026-1, Asset-Backed Notes. Reach Financial, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Loan File. Additionally, Capital One Securities, Inc., Truist Securities, Inc., ATLAS SP Securities, a division of Apollo Global Securities, LLC, and ATLAS SP Partners, L.P. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 1, 2025, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of the business November 30, 2025, with respect to 34,988 unsecured consumer loans (the “Statistical Loan File”).

At the Company’s instruction, we randomly selected 250 unsecured consumer loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.       Loan number (for informational purposes only)

2.       Fully consolidated loan amount

3.       Consolidated loan term (months)

4.       State of residence (at approval)

5.       Scheduled payment amount

6.       Current maturity date

7.       Interest rate

8.       Annual percentage rate (APR)

9. Consolidation date 10. Monthly borrower income (at approval) 11. Current principal balance 12. Number of days delinquent 13. Original FICO score 14. Debt to income ratio 15. Remaining term (months)

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We compared Characteristics 2. and 3. to the corresponding information set forth on or derived from the related “Final Funding Notice” or “Truth-in-Lending Disclosure;” Characteristic 4. to the corresponding information set forth on the Truth-in-Lending Disclosure; and Characteristics 5. through 14. to an electronic loan file, prepared, created and delivered by the Company on December 3, 2025 from the servicer system, as of the close of business November 30, 2025 (the “Servicing System File”).

With respect to our comparison of Characteristic 15., we recomputed the remaining term as the number of months between (i) November 30, 2025 and (ii) the current maturity date (as set forth on the Servicing System File).

In addition to the procedures described above, for each of the Sample Loans, we observed that the “Loan Agreement” indicated that the borrower “signed electronically.”

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 10., differences of $0.01 or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 14., differences of 0.01% are deemed to be “in agreement.”

The loan documents described above (including any information obtained from the Servicing System File) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 30, 2025